AMENDMENT NO. 8
                                       TO
                         ALLTEL CORPORATION THRIFT PLAN
                          (January 1, 1994 Restatement)


         WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

         WHEREAS, the Company desires further to amend the Plan;

         NOW, THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth.

         1. Effective as of August 9, 1997, Section 9.04 of the Plan is amended by adding a new subsection (j) at the end thereof to provide as follows:

    (j) In determining Years of Eligibility Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to August 9, 1997, and became an Employee on August 9, 1997, the Employee's period or periods of employment with CSC prior to August 9, 1997 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         2. Effective as of January 3, 1998, Section 9.04 of the Plan is amended by adding a new subsection (k) at the end thereof to provide as follows:

    (k) In determining Years of Eligibility Service for an Employee who was an employee of CSC Intelicom, Inc. ("CSC") immediately prior to January 3, 1998, and became an Employee on January 3, 1998, the Employee's period or periods of employment with CSC prior to January 3, 1998 that would have been taken into account under the Plan if such period or periods of employment were service with a member of the Controlled Group, shall be counted as Years of Eligibility Service. Notwithstanding any other provision of the Plan, there shall be no duplication of Years of Eligibility Service under the Plan by reason of service (or hours of service) in respect of any single period or otherwise.

         3. Effective as of January 19, 1997, Section 13.11 of the Plan is amended by adding a new subsection (i) at the end of thereof to provide as follows:

    (i)  Each person who

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         (i)     was an active employee of OnBank & Trust Company and became an
                 Employee on January 19, 1997;

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year, as provided in this subsection (i) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in
         Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         4. Effective as of January 31, 1997, Section 13.11 of the Plan is amended by adding a new subsection (j) at the end thereof to provide as follows:

    (j)  Each person who

         (i) was an active employee of Frontier Cellular of Alabama, Inc. and became an Employee on January 31, 1997;

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year, as provided in this subsection (j) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in
         Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

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
         5. Effective as of March 1, 1997, Section 13.11 of the Plan is amended by adding a new subsection (k) at the end thereof to provide as follows:

    (k)  Each person who

         (i) was an active employee of Wilmington Savings Fund Society, FSB and became an Employee on March 1, 1997;

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year, as provided in this subsection (k) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in
         Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         6. Effective as of April 1, 1997, Section 13.11 of the Plan is amended by adding a new subsection (l) at the end thereof to provide as follows:

    (l)  Each person who

         (i) was an active employee of City National Bank and became an Employee on April 1, 1997;

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year, as provided in this subsection (k) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days

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                                       36
         of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in
         Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         7. Effective as of August 9, 1997, Section 13.11 of the Plan is amended by adding a new subsection (m) at the end thereof to provide as follows:

    (m)  Each person who

         (i) was an active employee of CSC Intelicom, Inc. and became an Employee on August 9, 1997;

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year, as provided in this subsection (l) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in
         Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         8. Effective as of September 15, 1997, Section 13.11 of the Plan is amended by adding a new subsection (n) at the end thereof to provide as follows:

    (n)  Each person who

         (i) was an active employee of Amcore Financial, Inc. and became an Employee on September 15, 1997;

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year under Section 13.04;

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                                       37
         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year, as provided in this subsection (l) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in
         Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         9. Effective as of September 16, 1997, Section 13.11 of the Plan is amended by adding a new subsection (o) at the end thereof to provide as follows:

    (o)  Each person who

         (i) was an active employee of City National Bank and became an Employee on September 16, 1997;

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year, as provided in this subsection (l) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in
         Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         10. Effective as of October 1, 1997, Section 13.11 of the Plan is amended by adding a new subsection (p) at the end thereof to provide as follows:

    (p)  Each person who

         (i) was an active employee of Eclipsys Corporation or Eclipsys Solutions Corporation and became an Employee on October 1, 1997;

                                        5

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year, as provided in this subsection (n) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in
         Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         11. Effective as of October 20, 1997, Section 13.11 of the Plan is amended by adding a new subsection (q) at the end thereof to provide as follows:

    (q)  Each person who

         (i) was an active employee of Tucker Federal Bank and became an Employee on October 20, 1997;

         (ii) met the eligibility requirements to become a Participant as provided in subsection (b) of Section 10.01 on or before the last day of the 1997 Plan Year; and

         (iii) is not otherwise eligible for an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year under Section 13.04;

         shall receive an allocation of the Employer Qualified Nonelective Contribution for the 1997 Plan Year, as provided in this subsection (m) if the Participant is credited with at least such number of Hours of Service as the number determined by multiplying 1,000 by a fraction the numerator of which is the number of days of employment with the Controlled Group completed by the Participant in the 1997 Plan Year and the denominator of which is three hundred sixty-five (365). Such a Participant shall receive an allocation of the Employer Qualified Nonelective Contribution as provided in
         Section 13.04, but without regard to the requirement that a Participant have a Year of Participation.

         IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 15 day of April, 1998.

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

                                  ALLTEL CORPORATION


                                  By:  /s/John L. Comparin
                                       John L. Comparin
                                  Title:  V.P. Human Resources & Administration

                                        7
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

                                 AMENDMENT NO. 9
                                       TO
                         ALLTEL CORPORATION THRIFT PLAN
                          (January 1, 1994 Restatement)


         WHEREAS, ALLTEL Corporation (the "Company") maintains the ALLTEL Corporation Thrift Plan, as amended and restated effective January 1, 1994, and subsequently further amended, (the "Plan"); and

         WHEREAS, the Company desires further to amend the Plan;

         NOW THEREFORE, the Company hereby amends the Plan in the respects hereinafter set forth:

         Effective as of the Transfer Date, as Transfer Date is defined in the Qualified Plan Transfer Agreement between WSFS Financial Corporation and ALLTEL Information Services, Inc., dated February 20, 1998, the Plan is amended by adding immediately following Article XXVI thereof, the following new
Article XXVII:

                                 ARTICLE XXVIII
                TRANSFER OF BENEFITS TO THE PLAN WITH RESPECT TO
                           CERTAIN FORMER EMPLOYEES OF
                      WILMINGTON SAVINGS FUND SOCIETY, FSB

27.01  Definitions

       For purposes of this Article XXVII, the following definitions shall apply:

       (a) The "Effective Date" shall mean the Transfer Date as defined in the Qualified Plan Transfer Agreement.

       (b) The "Transfer Agreement" shall mean the Qualified Plan Transfer Agreement between WSFS Financial Corporation and ALLTEL Information Services, Inc., dated February 20, 1998.

       (c) The "Transfer Accounts" shall mean the accounts transferred to the Plan from the Transfer Plan in accordance with the provisions of the Transfer Agreement.

       (d) A "Transfer Employee" shall mean a person with respect to whom a transfer from the Transfer Plan to the Plan is to occur pursuant to the Transfer Agreement.

       (e) The "Transfer Plan" shall mean the WSFS Financial Corporation 401(k) Savings and Retirement Plan.

27.02  Transfer of Accounts

       The Company shall direct the Trustee to accept the Transfer Accounts from the trustee(s) of the Transfer Plan, in accordance with the provisions of the Transfer Agreement, to be held, administered, and disposed of by the Trustee, under the terms, conditions, and provisions of the Plan. Except as otherwise expressly provided in this
       Article XXVII, the general provisions of the Plan shall govern with respect to the Transfer Accounts, to the extent not inconsistent with any provision of the Transfer Plan that may not be eliminated under
       Section 411(d)(6) of the Code.

27.03  Establishment of Accounts

       As of the Effective Date, Separate Accounts shall be established in accordance with the provisions of Section 11.04 in the name of each Transfer Employee. In addition to any credits or debits to the Separate Account of the Transfer Employees on or after the Effective Date, in accordance with the Plan's general provisions, as of the date the Transfer Accounts are received by the Trustee and deposited in the Trust Fund there shall be credited to each such Separate Account or Sub-Account, as applicable, the value of such Transfer Employee's prior separate account or sub-account of the corresponding type under the Transfer Plan as certified to the Plan Administrator by the plan administrator of the Transfer Plan.

27.04  Elections, Waivers, and Beneficiary Designations

       Provided that an election, waiver, or beneficiary designation has not become irrevocable (by reason of death or otherwise), the provisions of the Plan with respect to elections, waivers, and beneficiary designations shall apply to the Transfer Accounts.

27.05  Outstanding Loans

       Notwithstanding any other provision of the Plan to the contrary, any outstanding loan of a Transfer Employee under the Transfer Plan shall be repaid under the Plan by payroll deduction and otherwise continue to be administered in accordance with its terms and the applicable provisions of the Transfer Plan in effect at the time the loan was granted.

27.06  Vested Interest of Transfer Employees

       Each Transfer Employee shall be 100% vested in the entire balance of his separate account transferred to the Plan from the Transfer Plan.

27.07  Overriding Provisions

       The provisions of this Article XXVII shall apply notwithstanding any other provisions of the Plan, except Section 3.07, and shall override any conflicting Plan provisions.

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                                       42

        IN WITNESS WHEREOF, the Company, by its duly authorized officer, has caused this Amendment to be executed on this 26th day of February, 1998.


                                  ALLTEL CORPORATION


                                  By:  /s/John L. Comparin
                                          John L. Comparin
                                  Title:  V.P. Human Resources & Administration

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